PETROTEQ DOWNSCALES PRODUCTION CITING MARKET CONDITIONS

Announces Addition of Securities Industry Professional to the Board

Sherman Oaks, California - March 27, 2020 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, announces it is reducing production staffing to a single shift daily because of market conditions.

The Company has chosen to cut hours at the plant to reduce costs in a tumultuous market. Management believes it is important to keep the plant operating to continue production, especially to demonstrate operations to the multiple parties currently completing due diligence on Petroteq as part of the technology licensing process.

Petroteq is scaling back to a skeleton crew and intends to store production in anticipation of selling product into a rebounding market in the future.

Because of the effects of the recent decline in oil pricing, the Company is no longer operating (in terms of the cost to produce and sell oil, excluding G&A) on a breakeven basis. However, production costs are also expected to decline as a result of an anticipated decline in solvent cost used in production of Petroteq's oil.

Petroteq is deploying a proprietary closed-loop extraction process that uses solvent to lift oil from oil sands in a waterless process.

In addition, the Company is pleased to announce the addition of James Fuller to the board of directors. Mr. Fuller brings his experience of over 40 years in the securities industry. Beginning in the brokerage industry, Mr. Fuller quickly rose to the level of Managing Director with J. Barth & Company. His successes included creating the Cash Management Account (CMA) product for Merrill Lynch. He also served as a Senior Vice President of the New York Stock Exchange. Additionally, President Ronald Reagan appointed him to a post in the Securities Industry Protection Corporation (SIPC).

Mr. Fuller handled Marketing for Charles Schwab for a period of four years before taking a role as Senior Vice President of Bridge Information Systems. Mr. Fuller has been active recently as a partner in Baytree Capital Associates LLC, a private equity firm based in San Francisco.

"I am proud to welcome a professional with such deep experience to the board" stated Alex Blyumkin, Executive Chairman of Petroteq. "His vast network of contacts built up over the years will undoubtedly help us navigate these difficult market conditions," Mr. Blyumkin concluded.

Mr. Fuller fills the vacancy created by the resignation of  Ms. Anya Goldin who has resigned as a director of the Company for personal reasons.

About Petroteq Energy Inc.

Petroteq is an integrated clean technology company focused on the development and implementation of a new proprietary technology for oil extraction. The Company has an environmentally safe and sustainable technology for the extraction and reclamation of heavy and bitumen from oil sands, oil shale deposits and shallow oil deposits. Petroteq is engaged in the development and implementation of its patented environmentally friendly heavy oil processing and extraction technologies. Petroteq is currently focused on developing its oil sands resources and expanding production capacity at its Asphalt Ridge soil remediation and heavy oil extraction processing facility located near Vernal, Utah.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company, including: the Company's intention to store production in anticipation of selling product into a rebounding market in the future; and production costs declining as a result of lower solvent costs; are intended to identify forward-looking information. Readers are cautioned that there is no certainty that it will be commercially viable to produce any portion of the resources. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation, the technology performing as expected; availability of labour and parts; adequate capital raising efforts; the seller of the solvent reducing the cost of solvent; and recovery of the oil and gas market. Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; and other general economic, market and business conditions and factors, including the unknown and unpredictable effects of the COVID-19 pandemic, and including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law. Unless otherwise specified, all references to $ refer to lawful currency of the United States.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897